Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Sep-09

Federal Tax I.D. #	20-3430241

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts	MOR-1a	x
Schedule of Disbursements	MOR-1b	x
Bank Account Information	MOR-1c	x
Copies of bank statements (See Notes to the MOR)			x
Cash disbursements journals (See Notes to the MOR)			x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			x
Copies of tax returns filed during reporting period (See Notes to the MOR)			x
Summary of Unpaid Post-petition Debts (See Notes to the MOR)	MOR-4		x
Listing of Aged Accounts Payable (See Notes to the MOR)			x
Accounts Receivable Reconciliation and Aging (See Notes to the MOR)	MOR-5	x	x
Taxes Reconciliation and Aging (See MOR-7)	MOR-5		x
Payments to Insiders and Professional	MOR-6	x
Post Petition Secured Notes Adequate Protection Payments	MOR-6	x
Debtor Questionnaire	MOR-7	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Mark Dickey	11/02/09
Signature of Authorized Individual*	Date

Mark Dickey
Printed Name of Authorized Individual

SVP General Counsel & Secretary
Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR NOTES

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Sep-09

Federal Tax I.D. #	20-3430241

Notes to the Monthly Operating Report

GENERAL:

The report includes activity from the following Debtors and related case numbers:

Debtor	Case Number
ASA Albion, LLC	08-12607
ASA Bloomingburg, LLC	08-12608
ASA Linden, LLC	08-12609
ASA OpCo Holdings, LLC	08-12610
US Bio Marion, LLC	08-12611
US BioEnergy Corporation	08-12612
VeraSun Albert City, LLC	08-12613
VeraSun Aurora Corporation	08-12614
VeraSun BioDiesel, LLC	08-12605
VeraSun Central City, LLC	08-12615
VeraSun Charles City, LLC	08-12616
VeraSun Dyersville, LLC	08-12617
VeraSun Energy Corporation	08-12606
VeraSun Fort Dodge, LLC	08-12618
VeraSun Granite City, LLC	08-12619
VeraSun Hankinson, LLC	08-12620
VeraSun Hartley, LLC	08-12621
VeraSun Janesville, LLC	08-12622
VeraSun Litchfield, LLC	08-12623
VeraSun Marketing, LLC	08-12624
VeraSun Ord, LLC	08-12625
VeraSun Reynolds, LLC	08-12626
VeraSun Tilton, LLC	08-12627
VeraSun Welcome, LLC	08-12628
VeraSun Woodbury, LLC	08-12629

MOR NOTES

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Sep-09

Federal Tax I.D. #	20-3430241

Notes to the Monthly Operating Report

Notes to MOR-1a:

Cash receipts related to intercompany transfers among the various Debtor entities jointly administered under case number 08-12606 (each a “Debtor” and, collectively, the “Debtors”) are not included in this schedule except transfers of funding from VeraSun Energy Corporation (“VEC”) and ASA OpCo Holdings, LLC (“ASA OpCo”) to subsidiary Debtor entities and transfers of payments from VeraSun Marketing, LLC (“VeraSun Marketing”) to other VeraSun legacy Debtor entities.

Notes to MOR-1b:

All cash disbursements exclude intercompany transfers among the Debtor entities except transfers of funding from VEC and ASA OpCo to subsidiary debtor entities and transfers of payments from VeraSun Marketing to other VeraSun legacy Debtor entities.

Notes to MOR-1c:

All amounts listed are the bank balances as of the end of the month.

Notes to MOR-2:

The Statement of Operations (Income Statement) reflects revenue and expenses that directly correspond to the Debtor legal entity except VeraSun Tilton, LLC, which does not maintain separate accounting records.

Reorganization items primarily represent legal and other professional fees.

Any changes to prior period income/expense amounts will be reflected in the current Monthly Operating Report (the “MOR”).

Notes to MOR-3:

The Balance Sheet reflects assets, liabilities, and shareholders’ equity that directly correspond to the Debtor legal entity except VeraSun Tilton, LLC, which does not maintain separate accounting records. The accounting records of the parent VEC includes land owned by VeraSun Tilton, LLC, carried at approximately $4.3 million.

On February 19, 2009, the Bankruptcy Court entered the Order Pursuant to 11 U.S.C. §§ 105(A), 363, 365 and Fed. R. Bankr. P. 2002, 6004, 6006 Establishing Bidding and Auction Procedures Related to the Sale of Some or All of the Debtors’ Assets. Accordingly, VEC and its subsidiary Debtor entities reclassified the long-lived assets to the line captioned “Assets held for sale” on MOR-3 and ceased depreciating such assets in accordance with Statements of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”

On January 7, 2009, the Bankruptcy Court entered the Order Under 11 U.S.C. §§ 105 and 363 Approving Procedures to Sell Certain De Minimis Assets Free and Clear of Liens Claims, and Encumbrances Without Further Order of the Court (Docket No. 453). Pursuant to paragraph 2 of the De Minimis Asset Sale Order, the Debtors are required to disclose all de minimis asset sales with an aggregate sale price of less than $50,000 (the “Level 1 Sales”) consummated during any given month in their MOR. VEC incurred Level 1 Sales of $2,385 in the month of September 2009 for the sale of computer equipment and various office furniture.

Certain accruals are recorded monthly at VEC, ASA OpCo, and US BioEnergy Corporation and allocated to other Debtor entities when paid.

Because the Debtor entities file a joint Federal Income Tax return, individual Debtor entity balances would reflect assets and liabilities that net to the financial statement line on a combined basis. However, VEC recorded a full valuation allowance against deferred tax assets and liabilities; thus, these captions do not appear on MOR-3.

MOR NOTES

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Sep-09

Federal Tax I.D. #	20-3430241

Notes to the Monthly Operating Report

Intercompany balances subject to compromise and not subject to compromise are shown net by Debtor entity.

Any changes to prior period balances will be reflected in the current month MOR.

Notes to MOR-4:

The tax walk forward reflects both pre-petition and post-petition taxes, and the beginning balance for this MOR reflects accrued taxes as of August 31, 2009.

VEC and related Debtors are current on all post petition payments other than disputes that arise in the ordinary course of business transactions.

Notes to MOR-5:

Ending third party accounts receivable balances by Debtor legal entity are listed on MOR-3, which balance differs from the Accounts Receivable Aging primarily due to certain aged receivables that are included on the line “Prepaid expenses and other assets”.

Notes to MOR-6:

Payments to insiders exclude intercompany payments between Debtor entities.

Notes to MOR-7:

The Debtor entities have made certain payments on account of pre-petition liabilities in accordance with orders of the Bankruptcy Court specifically authorizing payment of certain pre-petition liabilities.

Debtor entities from time to time have sold product to insider CHS, Inc and to its 100% owned subsidiary Provista LLC.

MOR-1a

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Sep-09

Federal Tax I.D. #	20-3430241

Schedule of Cash Receipts

(000’s)

TIME PERIOD:
9/1/2009—9/30/2009
(see Notes to the MOR related to MOR-1a)

Debtor	Case Number	Cash Receipts
ASA Albion, LLC	08-12607	$—
ASA Bloomingburg., LLC	08-12608	—
ASA Linden, LLC	08-12609	—
ASA OpCo Holdings, LLC	08-12610	—
US Bio Marion, LLC	08-12611	—
US BioEnergy Corporation	08-12612	1,346
VeraSun Albert City, LLC	08-12613	—
VeraSun Aurora Corporation	08-12614	—
VeraSun BioDiesel, LLC	08-12605	—
VeraSun Central City, LLC	08-12615	—
VeraSun Charles City, LLC	08-12616	—
VeraSun Dyersville, LLC	08-12617	—
VeraSun Energy Corporation	08-12606	411
VeraSun Fort Dodge, LLC	08-12618	—
VeraSun Granite City, LLC	08-12619	—
VeraSun Hankinson, LLC	08-12620	—
VeraSun Hartley, LLC	08-12621	—
VeraSun Janesville, LLC	08-12622	—
VeraSun Litchfield, LLC	08-12623	—
VeraSun Marketing, LLC	08-12624	25
VeraSun Ord, LLC	08-12625	—
VeraSun Reynolds, LLC	08-12626	—
VeraSun Tilton, LLC	08-12627	—
VeraSun Welcome, LLC	08-12628	—
VeraSun Woodbury, LLC	08-12629	—

Total Cash Receipts		$1,783

MOR-1b

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Sep-09

Federal Tax I.D. #	20-3430241

Schedule of Disbursements

(000’s)

TIME PERIOD:
9/1/2009—9/30/2009
(see Notes to the MOR related to MOR-1b)

Debtor	Case Number	Disbursements
ASA Albion, LLC	08-12607	$32
ASA Bloomingburg, LLC	08-12608	32
ASA Linden, LLC	08-12609	32
ASA OpCo Holdings, LLC	08-12610	1
US Bio Marion, LLC	08-12611	32
US BioEnergy Corporation	08-12612	—
VeraSun Albert City, LLC	08-12613	32
VeraSun Aurora Corporation	08-12614	1
VeraSun BioDiesel, LLC	08-12605	—
VeraSun Central City, LLC	08-12615	—
VeraSun Charles City, LLC	08-12616	—
VeraSun Dyersville, LLC	08-12617	—
VeraSun Energy Corporation	08-12606	619
VeraSun Fort Dodge, LLC	08-12618	—
VeraSun Granite City, LLC	08-12619	—
VeraSun Hankinson, LLC	08-12620	—
VeraSun Hartley, LLC	08-12621	—
VeraSun Janesville, LLC	08-12622	—
VeraSun Litchfield, LLC	08-12623	—
VeraSun Marketing, LLC	08-12624	—
VeraSun Ord, LLC	08-12625	10
VeraSun Reynolds, LLC	08-12626	—
VeraSun Tilton, LLC	08-12627	—
VeraSun Welcome, LLC	08-12628	—
VeraSun Woodbury, LLC	08-12629	14

Total Disbursements		$803

MOR-1c

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Sep-09

Federal Tax I.D. #	20-3430241

Bank Account Information

(000’s)

Legal Entity	Case No.	Bank and account description	Bank Account No.	Bank Balance
ASA Albion, LLC	08-12607	First National Bank Omaha - O&M	110118507	$593
ASA Bloomingburg LLC	08-12608	First National Bank Omaha - O&M	110118497	90
ASA Linden, LLC	08-12609	First National Bank Omaha - O&M	110118484	836
ASA OpCo Holdings, LLC	08-12610	Bank of America	3755553825	2,787
US Bio Marion LLC	08-12611	Bank of America	3755551267	512
	08-12611	Bank of America	3755553663	1,012
US BioEnergy Corporation	08-12612	Bank of America	3755551199	1,346
VeraSun Albert City, LLC	08-12613	Bank of America	3755551131	961
(a)	08-12613	US Bank- Valero Admin Payable	130625001	57
VeraSun Aurora Corporation	08-12614	First National Bank Omaha - O&M	110197793	157
VeraSun BioDiesel, LLC	08-12605	NONE	NONE	—
VeraSun Central City, LLC	08-12615	Bank of America	3755551144	27
	08-12615	Bank of America - wind down acct	3755553427	388
VeraSun Charles City, LLC	08-12616	First National Bank Omaha - O&M	110211417	179
VeraSun Dyersville, LLC	08-12617	Bank of America	3755551160	—
	08-12617	Bank of America - wind down acct	3755553456	514
VeraSun Energy Corporation	08-12606	First National Bank Omaha - O&M	110193438	7,960
	08-12606	Bank of America Payroll	3755551241	—
	08-12606	Bank of America Sale Proceeds	3755552871	33,063
(c)	08-12606	Bank of America - AgStar Litigation	3755553207	—
	08-12606	Bank of America - Mechanic Lien Acct	3755553210	10,495
(a)	08-12606	US Bank-Valero Admin Payable	130624001	7,218
(b)	08-12606	First National Bank Omaha Money Market	201651766-20	886
VeraSun Fort Dodge, LLC	08-12618	First National Bank Omaha - O&M	110118073	236
VeraSun Granite City, LLC	08-12619	NONE	NONE	—
VeraSun Hankinson, LLC	08-12620	Bank of America Account	3755551186	—
	08-12620	Bank of America Account	3755552541	142
	08-12620	Bank of America - wind down acct	3755553511	615
	08-12620	Bank of America - Cure	3755553524	246
VeraSun Hartley, LLC	08-12621	First National Bank Omaha - O&M	110210845	1,417
VeraSun Janesville, LLC	08-12622	Bank of America	3755551173	—
	08-12622	Bank of America - wind down acct	3755553485	97
VeraSun Litchfield, LLC	08-12623	NONE	NONE	—
VeraSun Marketing, LLC	08-12624	First National Bank Omaha - Revenue	110203784	56,198
	08-12624	First National Bank Omaha - O&M	110203690	1,041
VeraSun Ord, LLC	08-12625	Bank of America	3755551157	—
(c)	08-12625	Bank of America - Professional fees	3755553537	—
	08-12625	Bank of America - wind down acct	3755553540	365
VeraSun Reynolds, LLC	08-12626	NONE	NONE	—
VeraSun Tilton, LLC	08-12627	NONE	NONE	—
VeraSun Welcome, LLC	08-12628	First National Bank Omaha - O&M	110203920	1
VeraSun Woodbury, LLC	08-12629	Bank of America	3755551128	—
	08-12629	Bank of America - Professional fees	3755553566	115
	08-12629	Bank of America - wind down acct	3755553579	284

				$129,835

(a)	Account was opened during April 2009 for professional fee activity.
(b)	First National Bank Omaha maintains in its name an escrow account for cash backed letters of credit. Balance in this escrow account at September 30, 2009 was $9.7 million.
(c)	Account was officially closed and will not appear on future filed MOR-1c schedules.

MOR-2

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Sep-09

Federal Tax I.D. #	20-3430241

Statement of Operations (Income Statement)

(000’s)

Case Number	VeraSun Energy Corporation 08-12606	Aurora 08-12614	Fort Dodge 08-12618	Charles City 08-12616	Bio Diesel 08-12605	Marketing 08-12624	Litchfield 08-12623	Welcome 08-12628
Net revenue	—	—	—	—	—	(0)	—	—
Cost of goods sold	—	0	15	(11)	—	3	—	—

Gross profit (loss)	—	(0)	(15)	11	—	(4)	—	—

Selling, general and administrative expenses	727	6	—	—	—	—	—	—

Operating income (loss)	(727)	(7)	(15)	11	—	(4)	—	—

Other income (expense):
Interest expense	—	—	—	—	—	—	—	—
Interest income	1	—	—	—	—	—	—	—
Other income (expense)	—	—	—	—	—	—	—	—
Reorganization items, net	(46)	—	—	—	—	—	—	—

	(46)	—	—	—	—	—	—	—

Income (loss) before income taxes	(772)	(7)	(15)	11	—	(4)	—	—
Income tax expense (benefit)	—	—	—	—	—	—	—	—

Net income (loss)	$(772)	$(7)	$(15)	$11	$—	$(4)	$—	$—

MOR-2

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Sep-09

Federal Tax I.D. #	20-3430241

Statement of Operations (Income Statement)

(000’s)

Case Number	Hartley 08-12621	Granite City 08-12619	Reynolds 08-12626	Opco 08-12610	Linden 08-12609	Albion 08-12607	Bloomingburg 08-12608	US BioEnergy Corporate 08-12612
Net revenue	—	—	—	—	—	—	—	—
Cost of goods sold	1	—	—	—	(1)	1	(1)	—

Gross profit (loss)	(1)	—	—	—	1	(1)	1	—

Selling, general and administrative expenses	(1)	—	—	4	—	—	—	13

Operating income (loss)	0	—	—	(4)	1	(1)	1	(13)

Other income (expense):
Interest expense	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—
Other income (expense)	—	—	—	—	—	—	—	—
Reorganization items, net	—	—	—	—	(32)	(32)	(32)	1,331

	—	—	—	—	(32)	(32)	(32)	1,331

Income (loss) before income taxes	0	—	—	(4)	(31)	(32)	(31)	1,318
Income tax expense (benefit)	—	—	—	—	—	—	—	—

Net income (loss)	$0	$—	$—	$(4)	$(31)	$(32)	$(31)	$1,318

MOR-2

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Sep-09

Federal Tax I.D. #	20-3430241

Statement of Operations (Income Statement)

(000’s)

Case Number	Marion 08-12611	Hankinson 08-12620	Albert City 08-12613	Woodbury 08-12629	Central City 08-12615	Ord 08-12625	Dyersville 08-12617	Janesville 08-12622
Net revenue	—	—	—	—	—	—	—	—
Cost of goods sold	0	0	—	8	—	0	1	—

Gross profit (loss)	(0)	(0)	—	(8)	—	(0)	(1)	—

Selling, general and administrative expenses	(1)	5	—	—	—	—	57	0

Operating income (loss)	0	(5)	—	(8)	—	(0)	(58)	(0)

Other income (expense):
Interest expense	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—
Other income (expense)	—	—	—	—	—	—	—	—
Reorganization items, net	(32)	(64)	(32)	(17)	—	(10)	—	(9)

	(32)	(64)	(32)	(17)	—	(10)	—	(9)

Income (loss) before income taxes	(31)	(69)	(32)	(26)	—	(10)	(58)	(10)
Income tax expense (benefit)	—	—	—	—	—	—	—	—

Net income (loss)	$(31)	$(69)	$(32)	$(26)	$—	$(10)	$(58)	$(10)

MOR-3

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Sep-09

Federal Tax I.D. #	20-3430241

Balance Sheet

(000’s)

Case Number	VeraSun Energy Corporation 08-12606	Aurora 08-12614	Fort Dodge 08-12618	Charles City 08-12616	Bio Diesel 08-12605	Marketing 08-12624	Litchfield 08-12623	Welcome 08-12628
Assets
Assets
Cash and cash equivalents	$41,009	$157	$236	$177	$—	$57,238	$—	$0
Restricted cash	26,381	—	—	—	—	—	—	—
Receivables	—	—	—	—	—	5,996	—	—
Prepaid expenses and other assets	5,434	68	116	2,076	—	350	—	—
Assets held for sale	4,469	1	0	0	235	—	2,741	—

Total Assets	$77,292	$226	$352	$2,253	$235	$63,585	$2,741	$0

Liabilities and Stockholders’ Equity
Liabilities
Accounts payable	$1,554	$105	$97	$(6)	$—	$1,988	$—	$(7)
Accrued expenses and other liabilities	8,032	—	—	587	—	—	—	—
Intercompany (receivable)/payable	(24,931)	(1,597)	(3,130)	133	1	52,462	20	1,448

Total Liabilities Not Subject to Compromise	(15,345)	(1,492)	(3,033)	714	1	54,450	20	1,441

Liabilities subject to compromise	458,139	9,246	3,669	8,885	—	70,370	—	10,012
Intercompany (receivable)/payable subject to compromise	(781,156)	(31,687)	29,275	148,376	1,497	13,133	12,774	220,428

Total Liabilities Subject to Compromise	(323,017)	(22,441)	32,943	157,261	1,497	83,503	12,774	230,440

Total Liabilities	(338,362)	(23,933)	29,911	157,975	1,498	137,953	12,794	231,881

Shareholders’ Equity
Common stock	1,581	0	20,924	—	—	—	—	—
Additional paid-in capital	1,406,878	25,263	—	—	—	—	—	—
Retained earnings	(992,804)	(1,104)	(50,482)	(155,722)	(1,264)	(74,369)	(10,053)	(231,881)

Total Shareholders’ Equity	415,655	24,159	(29,558)	(155,722)	(1,264)	(74,369)	(10,053)	(231,881)

Total Liabilities and Shareholders’ Equity	$77,292	$226	$352	$2,253	$235	$63,585	$2,741	$0

MOR-3

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Sep-09

Federal Tax I.D. #	20-3430241

Balance Sheet

(000’s)

Case Number	Hartley 08-12621	Granite City 08-12619	Reynolds 08-12626	Opco 08-12610	Linden 08-12609	Albion 08-12607	Bloomingburg 08-12608	US BioEnergy Corporate 08-12612
Assets
Assets
Cash and cash equivalents	$1,415	$—	$—	$2,787	$836	$593	$90	$1,346
Restricted cash	—	—	—	—	—	—	—	—
Receivables	—	—	—	—	—	0	—	—
Prepaid expenses and other assets	2,093	—	—	300	71	2,627	527	511
Assets held for sale	3	1,760	12	—	—	—	—	—

Total Assets	$3,512	$1,760	$12	$3,087	$907	$3,220	$617	$1,857

Liabilities and Stockholders’ Equity
Liabilities
Accounts payable	$112	$—	$12	$535	$(3)	$(10)	$19	$(3)
Accrued expenses and other liabilities	—	43	—	—	—	—	—	56
Intercompany (receivable)/payable	(402)	(117)	(258)	(18,939)	4,563	6,045	8,831	(327)

Total Liabilities Not Subject to Compromise	(290)	(74)	(246)	(18,404)	4,560	6,036	8,850	(273)

Liabilities subject to compromise	9,398	0	3,751	119	46,500	56,719	47,348	5,109
Intercompany (receivable)/payable subject to compromise	231,698	11,172	89,091	(440,302)	189,019	167,348	183,042	(78,845)

Total Liabilities Subject to Compromise	241,096	11,172	92,842	(440,183)	235,519	224,067	230,390	(73,736)

Total Liabilities	240,806	11,098	92,596	(458,587)	240,079	230,103	239,240	(74,010)

Shareholders’ Equity
Common stock	—	—	—	—	—	—	—	648
Additional paid-in capital	—	—	—	439,626	—	—	—	751,266
Retained earnings	(237,294)	(9,338)	(92,584)	22,048	(239,172)	(226,883)	(238,623)	(676,047)

Total Shareholders’ Equity	(237,294)	(9,338)	(92,584)	461,674	(239,172)	(226,883)	(238,623)	75,867

Total Liabilities and Shareholders’ Equity	$3,512	$1,760	$12	$3,087	$907	$3,220	$617	$1,857

MOR-3

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Sep-09

Federal Tax I.D. #	20-3430241

Balance Sheet

(000’s)

Case Number	Marion 08-12611	Hankinson 08-12620	Albert City 08-12613	Woodbury 08-12629	Central City 08-12615	Ord 08-12625	Dyersville 08-12617	Janesville 08-12622
Assets
Assets
Cash and cash equivalents	$1,524	$757	$961	$284	$415	$365	$514	$97
Restricted cash	—	246	57	115	—	—	—	—
Receivables	—	—	—	(4)	—	—	—	—
Prepaid expenses and other assets	61	61	2,664	52	55	28	62	35
Assets held for sale	—	—	—	—	—	—	7	—

Total Assets	$1,585	$1,064	$3,682	$447	$470	$392	$582	$133

Liabilities and Stockholders’ Equity
Liabilities
Accounts payable	$(98)	$(183)	$0	$44	$(1)	$21	$71	$0
Accrued expenses and other liabilities	—	46	114	233	56	114	46	—
Intercompany (receivable)/payable	(235)	(359)	(128)	(231)	(356)	(72)	(71)	147

Total Liabilities Not Subject to Compromise	(333)	(495)	(14)	46	(301)	63	47	148

Liabilities subject to compromise	19,102	18,150	16,661	10,311	15,978	14,126	16,097	24,437
Intercompany (receivable)/payable subject to compromise	9,257	8,082	(3,690)	175	13,376	(1,114)	7,688	1,363

Total Liabilities Subject to Compromise	28,359	26,233	12,972	10,486	29,354	13,012	23,785	25,800

Total Liabilities	28,026	25,737	12,958	10,531	29,053	13,075	23,832	25,948

Shareholders’ Equity
Common stock	—	—	—	—	—	—	—	—
Additional paid-in capital	120,899	110,308	110,272	48,119	104,363	57,911	98,480	83,542
Retained earnings	(147,340)	(134,981)	(119,548)	(58,203)	(132,946)	(70,594)	(121,729)	(109,357)

Total Shareholders’ Equity	(26,441)	(24,673)	(9,277)	(10,084)	(28,583)	(12,683)	(23,250)	(25,815)

Total Liabilities and Shareholders’ Equity	$1,585	$1,064	$3,682	$447	$470	$392	$582	$133

MOR-4

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Sep-09

Federal Tax I.D. #	20-3430241

Status of Post-petition Taxes

(000’s)

VeraSun Energy Corporation et al.	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability
Payroll	$—	$(24)	$24	—
Real Estate and Personal Property	(53)	—	10	(43)
Sales and Use	(12)	(29)	12	(29)
Other	(166)	—	—	(166)

Total Taxes	$(231)	$(53)	$46	$(238)

MOR-5

In re VeraSun Energy Corporation et al.

Case No.	08-12606
Reporting Period:	30-Sep-09

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(000’s)

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old					$—
31 - 60 days old					—
61 - 90 days old					—
91+ days old (a)				$7,640	7,640
Total Accounts Receivable	$—	$—	$—	$7,640	$7,640

(a)	“91+ days” category includes approximately $7.24 million of VeraSun Marketing, LLC receivable of which approximately $5.2 million is being disputed by three of its customers.

MOR-6

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Sep-09

Federal Tax I.D. #	20-3430241

Payments to Insiders and Professional

(000’s)

Of the total disbursements shown on the Schedule of Disbursements Report (MOR-1b) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary.

Insiders

Name	Amount Paid During Month	Total Paid to Date
Barry Schaps, Senior Vice President, Sales and Logistics	$—	$39
Bryan D. Meier, Vice President, Finance and Chief Accounting Officer	—	192
Chad D. Hatch, Vice President of Corporate Development	—	40
Danny Herron, President and Chief Financial Officer	—	107
Donald L. Endres, Chief Executive Officer and Director	—	411
Duane Gilliam, Board Director	—	17
Jack Huggins, Board Director	—	18
James Dauwalter, Board Director	—	15
Joel West, Vice President, Commodity Management	—	137
Mark D. Dickey, Senior Vice President, General Counsel, and Corporate Secretary	23	253
Paul J. Caudill, Senior Vice President, Operations	—	112
Paul Schock, Board Director	—	15
Robert L. Antoine, Jr., Senior Vice President, Human Resources	—	149
Steven Kirby, Board Director	—	17
Virg Garbers, Vice President and Corporate Controller	32	157
William L. Honnef, Senior Vice President, Sales and Marketing and Strategic Initiatives	—	292
CHS, Inc., Shareholder	—	178

Total Payments to Insiders	$55	$2,148

Professionals

Name	Amount Paid During Month	Total Paid to Date
Akin Gump Strauss Hauer & Feld, LLP	$—	$2,091
AP Services, LLP	—	7,020
Deloitte & Touche, LLP	47	280
Deloitte Tax, LLP	—	704
Greenberg Traurig, LLP	—	62
Houlihan, Lokey, Howard and Zukin Capital, Inc.	—	1,649
McGladrey & Pullen, LLP	—	1,001
Rothschild, Inc.	—	538
Skadden, Arps, Slate, Meagher, & Flom, LLP	331	9,057

Total Payments to Professionals	$378	$22,401

Post Petition Secured Notes Adequate Protection Payments

Name of Creditor	Amount Paid During Month	Total Paid to Date
AgStar Financial Services—Albert City	$—	$54,833
AgStar Financial Services—Central City	—	1,844
AgStar Financial Services—Dyersville	—	2,428
AgStar Financial Services—Ord	—	925
AgStar Financial Services—Woodbury	—	875
AgStar Financial Services—Hankinson	—	1,832
AgStar Financial Services—Janesville	—	1
9 7/8% senior secured notes due 2012	—	121,075
UBS	—	97,065
Dougherty Funding	—	1,769
First Bank and Trust—Marion	—	323
West LB Ag	—	28,972

Total Payments	$—	$311,944

MOR-7

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Sep-09

Federal Tax I.D. #	20-3430241

Debtor Questionnaire

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the Debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?		X
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees? (a)		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

(a)	The Debtors received a Delinquency Notice (the “Notice”) from the Office of the U.S. Trustee (the “Trustee”) that was processed on August 6, 2009. The Notice stated that US BioEnergy Corporation owed an estimated balance of $5,850.16. However the Debtors-upon additional review and analysis, including discussions with officials from the Trustee’s office-have concluded that they overstated the “disbursements” on their June monthly operating report for purposes of calculating the quarterly fees due to the Trustee. The Debtors included in the disbursements certain accounts receivable funds that were collected and then distributed, pursuant to an asset purchase agreement, to the entity that recently purchased substantially all of US BioEnergy Corporation’s assets. The distribution of those funds was erroneously included as a disbursement, which, in turn, led to an inflated calculation of the Debtors’ quarterly fee due to the Trustee. The Debtors are working with the Trustee to correct this error. Once it is corrected, the Debtors do not believe that they will owe any balance to the Trustee.

In re VeraSun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	30-Sep-09

Federal Tax I.D. #	20-3430241

If additional information is required for the current or any future Monthly Operating Reports, please send the request to:

VeraSun Energy Corporation
110 N. Minnesota Ave. Suite 300 Sioux Falls, SD 57104 Attn: Mark Dickey